SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            HEALTHCOR HOLDINGS, INC.
               (Name of Registrant as Specified in its Charter)


     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                                [GRAPHIC OMITTED]
                            HEALTHCOR HOLDINGS, INC.

                 8150 North Central Expressway, Suite M-2000
                               Dallas, Texas 75206
                                 (214) 692-4333


                                 PROXY STATEMENT


                   SOLICITATION AND REVOCABILITY OF PROXIES


      The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting to be held on Thursday, June 4, 1998, at 10:00 a.m., local time, at the Company's executive offices, 8150 North Central Expressway, Suite M-2000, Dallas, Texas or at any adjournment(s) thereof. The solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") will be conducted primarily by mail. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. These persons will receive no special compensation for any solicitation activities. The Company will, upon request, reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the common stock of the Company ("Common Stock"). The costs of the solicitation will be borne by the Company. This proxy statement and the form of proxy were first mailed to stockholders of the Company on or about April 30, 1998.

      The enclosed proxy, although executed and returned, may be revoked at any time prior to the voting of the proxy (i) by the execution and submission of a revised proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company at the address set forth above, or (iii) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

      At the close of business on May 4, 1998, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 10,089,000 shares of Common Stock, each share of which is entitled to one vote. Common

Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

                            A. ELECTION OF DIRECTORS

      Five directors are to be elected at the Annual Meeting, and, if elected, will serve until the Company's Annual Meeting of Stockholders in 1999 and until their respective successors shall have been duly elected and qualified. Each of these nominees for director currently serves as a director of the Company. Under the Bylaws of the Company and consistent with Delaware law, directors shall be elected by plurality vote at each annual meeting of stockholders at which a quorum is present and, accordingly, abstentions and "broker non-votes" will have no effect on the election of directors except in determining if a quorum is present. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors.

      Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy, if signed and returned, will be voted for the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MM. BAZZLE AND FINLEY, AND MESSRS. BAZZLE, CRATES AND FOSTER TO THE BOARD OF DIRECTORS.

      The following table sets forth certain information regarding the director nominees of the Company:

                                                       SERVED AS     DIRECTOR'S
NAME                   AGE        POSITION           DIRECTOR SINCE  TERM ENDING

S. Wayne Bazzle        62     Chairman of the Board       1989          1999
                              and Chief Executive Officer
Cheryl C. Bazzle       50     President and Chief         1991          1999
                              Operating Officer
Robert B. Crates (1)   35     Director                    1992          1999
Jane B. Finley (2)     51     Director                    1997          1999
Michael J. Foster (2)  45     Director                    1991          1999
-------------------
(1) Member of the Compensation Committee
(2) Member of the Audit Committee.

      Mr. Bazzle has served as the Chairman of the Board and Chief Executive Officer of the Company since the Company's incorporation in October 1989. In addition, Mr. Bazzle served as President of the Company from October 1989 to October 1991. From October 1985 to October

1989, Mr. Bazzle served as Chairman of the Board and Chief Executive Officer of HealthCor, Inc., a predecessor of the Company. From September 1983 to September 1985, Mr. Bazzle served as a consultant to Concepts of Care, Inc., a home health care company. Mr. Bazzle was President and Chief Executive Officer of Drum Financial Corporation, a publicly traded insurance and financial services corporation from 1976 to 1981. Prior thereto, Mr. Bazzle was employed with the Bank of Virginia, where he served as President and Chief Administrative Officer from 1973 to 1976. Mr. Bazzle is married to Cheryl C. Bazzle.

      Ms. Bazzle has served as President, Chief Operating Officer and Director since 1991. From 1989 to 1991, Ms. Bazzle served as Senior Vice President of the Company. From December 1987 to October 1989, Ms. Bazzle served in various capacities for HealthCor, Inc., a predecessor of the Company, including serving as Senior Vice President, Chief Operating Officer and President. From September 1985 to December 1987, Ms. Bazzle served in various capacities for Concepts of Care, Inc. From September 1981 to October 1985, Ms. Bazzle operated an equipment leasing company which she founded. Ms. Bazzle is married to S. Wayne Bazzle.

      Mr. Crates has served as a Director of the Company since June 1992. Since December 1995, Mr. Crates has been a principal of Crates Thompson Capital, Inc., an investment company engaged primarily in the management of a private equity investment fund. From May 1988 to November 1995, Mr. Crates served as a Vice President of Luther King Capital Management, an investment advisory firm. In that capacity, Mr. Crates, individually and as President of RBC Investment Corp., served as the general partner of LKCM Venture Partners I, Ltd. From October 1994 to January 1995, Mr. Crates concurrently served as Interim Chairman and Chief Executive Officer of Eddie Haggar Limited, Inc., a company in which LKCM Venture Partners had an investment and which filed for protection under federal bankruptcy laws.

      Ms. Finley has served on the Board of Directors since October 1997. Since 1992, Ms. Finley has been an Assistant Professor and Coordinator of the Accounting Program at Belmont University in Nashville, Tennessee. Ms. Finley was a Partner in the Consulting Practice of Deloitte & Touche from 1983 to 1992, and with KPMG Peat Marwick as Manager in the Information Systems practice from 1980 to 1983.

      Mr. Foster has served as a Director of the Company since October 1991 and was elected to the Board of Directors in connection with the purchase by RFE Investment Partners IV, L.P. ("RFE IV") of Series B Preferred Stock. Since 1989, Mr. Foster has been employed by RFE Management Corp., an investment manager of several private equity investment funds, and a general partner of RFE Associates IV, L.P., the general partner of RFE IV. Prior thereto, Mr. Foster was a partner with the law firm of O'Sullivan Graev & Karabell. Mr. Foster has previously served as a director of Community Health Systems, Inc. and ReLife, Inc. Mr. Foster has served on the Board of Directors of Sterling Health Care Corporation, a company which, together with its subsidiaries, in December 1997 filed for protection under federal bankruptcy laws

      The director nominees of the Company will hold office until the 1998 Annual Meeting of stockholders of the Company and until their successors are duly elected and qualified, or until their earlier death, resignation, disqualification or removal from office.

      The following table sets forth information regarding the executive officer of the Company who is not a director of the Company:

NAME                         AGE                     POSITION
----                         ---                     --------
Joel H. Williams             42           Vice President and Chief  Financial
                                          Officer

      Mr. Williams has served as Vice President and Chief Financial Officer of the Company since September 1997. Mr. Williams joined the Company in April 1995 to direct acquisition strategy, and in December 1996 was named Vice President with additional responsibilities for corporate planning. From 1992 to 1995 he was Chief Financial Officer of Barton Creek Health Care, an Austin-based home health care provider, and from 1985 to 1992 served as Director of Financial Analysis and Controller of Franklin Federal Bancorp, a $2.0 billion financial institution based in Austin. Mr. Williams has also held positions as Director of Planning and Planning Manager for several financial institutions, including InterFirst Corporation (now NationsBank) in Houston and Dallas. Mr. Williams holds a B.B.A. with highest honors from the University of Texas at Austin and an M.B.A. with honors from the University of Houston.

      The executive officer named above was appointed to serve in such capacity until his successor has been duly appointed or until his earlier death, disqualification, retirement, resignation or removal from office.

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors held four meetings during fiscal year 1997. Each of the directors attended at least 75% of the aggregate total meetings of the Board of Directors and any committee on which such director served.

      The Board of Directors currently has two standing committees: the Audit Committee and the Compensation Committee. The Audit Committee, which currently consists of Ms. Finley and Mr. Foster, will confer periodically with representatives of the Company's independent auditors to review the general scope of the annual audit, including consideration of the Company's accounting practices and procedures and system of internal accounting controls, and reports to the Board of Directors with respect thereto. The Compensation Committee, which currently consists of Messr. Crates, reviews and make recommendations with respect to the annual compensation of the Company's executive officers.

COMPENSATION OF DIRECTORS

      Each director of the Company who is not an officer, employee or affiliate of the Company receives a $1,000 fee for each meeting of the Board of Directors attended by such director and a $500 per month retainer. In addition, directors of the Company are reimbursed for their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors or committees thereof.

      In October 1997, the Company granted Ms. Finley options to purchase 5,000 shares of Common Stock at $11.50 per share vesting over a five-year period and exercisable through October 2006.

      The following table sets forth the compensation paid by the Company to the Chief Executive Officer and the two next most highly compensated executive officers (collectively, the "Named Executive Officers") for services rendered in all capacities during fiscal 1997, 1997 and 1995.

                                                                        LONG-TERM
                                                                      COMPENSATION
                                                                        AWARDS(1)
                                                                        ---------
                                           ANNUAL COMPENSATION            STOCK        OTHER
                                     --------------------------------     OPTIONS      ANNUAL           ALL OTHER
                                     YEAR      SALARY(2)     BONUS(3)     SHARES    COMPENSATION(4)   COMPENSATION(5)
                                     ----      ---------     --------     ------    ---------------   ---------------
                                     1997      $286,000          --           --        $ 2,250          $12,060
S. Wayne Bazzle .................    1996      $275,000      $ 96,250         --        $ 2,250          $12,060
Chairman of the Board ...........    1995      $240,000      $ 72,000         --        $ 2,250          $12,060
and Chief Executive Officer

                                     1997      $233,829          --           --        $ 2,250          $ 6,591
Cheryl C. Bazzle ................    1996      $225,000      $ 78,750         --        $ 2,250          $ 6,591
President and ...................    1995      $200,000      $ 60,000         --        $ 2,250          $ 6,591
Chief Operating Officer

                                     1997      $106,000          --       10,000           --
Joel H. Williams ................    1996      $100,000      $ 20,000                      --               --
Vice President and Chief ........    1995      $ 60,459          --        3,750        $17,000             --
Financial Officer
------------------------

      The following table sets forth, as of December 31, 1997, the number of stock options and the value of unexercised stock options held by the Named Executive Officers. As of December 31, 1997, there had been no stock options exercised by any Named Executive Officer.

                          FISCAL YEAR-END OPTION VALUES

                                       NUMBER OF
                                  SHARES UNDERLYING                  VALUE OF UNEXERCISED
                               UNEXERCISED OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                  DECEMBER 31, 1997                  DECEMBER 31, 1997(1)
                            -------------------------------       --------------------------
                            EXERCISABLE       UNEXERCISABLE       EXERCISABLE  UNEXERCISABLE
                            -----------       -------------       -----------  -------------
S. Wayne Bazzle
Chairman of the Board            ---               ---               ---            ---
and Chief Executive Officer

Cheryl C. Bazzle
President and Chief Operating    ---               ---               ---            ---
Officer

Joel H. Williams               2,500            11,250               ---            ---
Vice President and
Chief Financial Officer

------------------
(1) Based on the last sale price of $3.88 on December 31, 1997, as reported on the NASDAQ National Market.

BONUS PLAN

      The executive officers and certain other members of corporate management are eligible to receive cash bonuses in addition to their base salaries. The bonus plan for executive officers and corporate management is based upon individual performance and the Company's financial results for the fiscal year. No bonuses were paid to Named Executive Officers for fiscal 1997. Certain other corporate officers, corporate office management personnel and field managers are eligible to receive bonuses based on individual performance goals and Company performance. The executive officers' bonus plan is reviewed and approved by the Compensation Committee of the Company's Board of Directors. All other bonuses are reviewed and approved by the executive officers.

STOCK OPTION PLANS

      For a description of the Company's 1989 Stock Option Plan and 1997 Long-Term Incentive Plan, see Appendices A and B, respectively.

EMPLOYEE STOCK OWNERSHIP PLAN

      The Board of Directors adopted an Employee Stock Ownership Plan ("ESOP"), effective as of April 1, 1990, for eligible employees. The ESOP is an employee stock ownership plan that is intended to satisfy the applicable qualification requirements for such plans as set forth in the Internal Revenue Code (the "Code"). The Company intends to terminate the ESOP in late 1998.

      Contributions to the ESOP of Common Stock and cash by the Company, when declared at the discretion of the Board, are allocated to the accounts of participants based on the ratio each participant's compensation for the year bears to all participants' compensation for that year. Participants are not vested in any amounts allocated to them until they have completed at least 1,000 hours of service per year for one year. After five such years, the participant is 100% vested in such amounts. Generally, a participant also will be fully vested upon attaining age 65 or in the event of total and permanent disability, death or termination of the ESOP.

      Shares of Common Stock, together with any other ESOP assets, are held by a trustee appointed by the Company. Under the ESOP, each participant has a right to direct the trustee as to the manner in which shares of Common Stock allocated to his or her account, as well as a portion of the shares of Common Stock held by the trustee pending allocation to the participant accounts, are to be voted at each meeting of the Company stockholders. Allocated shares for which no timely instructions are received will be voted by the trustee proportionally in the manner as the shares for which voting instructions were received.

      Upon leaving the Company, a participant is entitled to the vested amounts which have been allocated to his or her account. Distributions of such amounts will be made after the ESOP valuation date three years after an employee leaves the Company. If a participant dies before receiving vested benefits from the ESOP, then ESOP assets held for such participant will be distributed to the participant's beneficiary. Under the ESOP, participants and beneficiaries with account balances in excess of $3,500 will receive ESOP distributions in the form of Common Stock and cash in lieu of any fractional shares. Account balances of less than $3,500 will be paid in cash.

401(K) PLAN

      The Company maintains the HealthCor Holdings, Inc. Employees' Savings Plan (the "401(k) Plan"). All employees who are employed by the Company and are at least 21 years of age are eligible to participate upon employment with the Company. Employees may contribute to the 401(k) Plan up to 10% of their current compensation, subject to a statutory prescribed annual limit. The 401(k) Plan provides that the Company will make regular matching contributions to the 401(k) Plan each year in the amount of 25% of the participant's contribution, up to 6% of the participant's compensation. Employee contributions and the Company's matching contributions are paid to a corporate trustee and invested in various funds at the discretion of the participant. The Company's contribution, if any, vests over five years or earlier upon attainment of retirement at age 65, retirement for disability, death or termination of the 401(k) Plan. Distributions may be made from a participant's account in the form of a lump sum upon termination of employment, retirement, disability, death or in the event of financial hardship. The 401(k) Plan is intended to qualify under Section 401 of the Code so that contributions by employees or by the Company to the 401(k) Plan, and income earned on such contributions, are not taxable to employees until withdrawn from the 401(k) Plan.

EMPLOYMENT AGREEMENTS

      The Company does not have an employment agreement with any executive officer of the Company. The Company has a Change of Control Agreement with Joel
H. Williams which provides for the payment of one years salary to Mr. Williams in the event of a Change of Control (as defined therein) of the Company. The Company also has an employment agreement with Frank Barker, the Company's Chief Information Officer.

AUDIT COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

      Mr. Foster currently serves as a member of the Audit Committee and is a general partner of RFE Associates IV, L.P., the general partner of RFE Investment Partners IV, L. P. Mr. Foster receives no compensation from the Company for serving as a Director of the Company. Compensation of the other non-employee members of the Board of Directors is determined by the entire Board of Directors with a view to attracting and retaining talented individuals to serve as directors.


      THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE SHAREHOLDER RETURN PERFORMANCE PRESENTATION THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee (the "Committee") established compensation policies and made the compensation decisions described herein for 1997. The Board of Directors has responsibility for administering the Company's 1989 Stock Option Plan and 1996 Long-Term Incentive Plan, described herein at Appendices A and B, respectively, including the full and final authority regarding the selection of award recipients and the size and terms of option grants. The Committee's compensation policies were applied to each of the Named Executive Officers in the same manner.

      The Committee believes that in order for the Company to succeed it must be able to attract and retain qualified executives. The objectives of the Committee in determining the type and amount of executive officer compensation are to provide a compensation package consisting of a base salary, bonus, and long term incentives that allows the Company to attract and retain talented executive officers and to align their interests with those of the shareholders.

      In 1993, the U.S. Congress enacted Section 162(m) of the Code and the U.S. Treasury Department promulgated regulations thereunder that prevent publicly traded companies from receiving tax deductions on certain compensation paid to certain executive officers in excess of $1.0 million. For 1997, the amount of compensation (as defined for Code Section 162(m) purposes) paid to the Company's executive officers does not exceed the $1.0 million pay limit and will most likely not be affected by the statute and regulations in the near future. Nonetheless, the Committee is reviewing the statute and final regulations and, if appropriate, will take necessary actions in the future to minimize the loss of tax deductions related to compensation.

BASE SALARY

      During fiscal 1997, the base salaries for the Named Executive Officers were determined at the discretion of the Committee and were intended to be competitive with executive salaries in the median range for companies of similar size and stage of growth in the home health care industry based on the subjective view of the Committee and the internal responsibilities of such officers as determined in the subjective view of the Committee based on the Committee members' business experience. The Chairman of the Board and Chief Executive Officer's base salary was determined in this manner to be $286,710, as noted in the summary compensation table. The Committee believes that the base salaries for fiscal 1997 of the executive officers were within the median range for comparable positions for similar companies in the home health care industry. The Committee engaged a consultant to prepare a comparison of executive salaries paid by other companies, which together with the experience of the Committee members within the home health care industry and association with other companies formed the basis for their base salary decisions. See "Election of Directors" for a description of the home health care and business experience of each Committee member.

BONUS

      Annual incentive bonuses are intended to reflect the Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each officer. Accordingly, all of the executive officers of the Company receive cash bonuses based upon the Company's overall financial performance and the achievement of certain other goals. The purpose of such bonuses is to reward and reinforce executive management's commitment to achieve levels of annual profitability and return consistent with increasing stockholder value.

      The Committee annually determines each executive's bonus level. The Committee takes into account various qualitative and quantitative factors which reflect the executive's position, longevity in office of each officer, level of responsibility and ability to impact the Company's profitability and financial success.

      Cash bonuses are paid each year upon completion of the Company's annual audit of the results of operations for the previous fiscal year by the Company's outside auditors.

LONG TERM INCENTIVES

      The Company awarded 10,000 incentive stock options to Joel H. Williams, Vice President and Chief Financial Officer, in 1997. See table entitled "Option Grants in Last Fiscal Year."

                 SHAREHOLDER RETURN PERFORMANCE PRESENTATION

      Set forth below is a line graph comparing the percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the CRSP Total Return Index for the NASDAQ National Market (U.S. Companies) ("NASDAQ Market Index") and the CRSP Total Return Industry Index for a peer group of home health care stocks ("Health Care Index") for the period commencing on January 1, 1997 and ending on December 31, 1997.


                  COMPARISON OF CUMULATIVE TOTAL RETURN FROM
                  JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                12/31/96     12/31/97     12/31/96      4/14/97      7/27/97      11/8/97
                                --------     --------     --------      -------      -------      -------
HealthCor Holdings, Inc. ...      100.0         43.0        100.0         95.0        110.0         75.0
Home Care Composite, Inc. ..      100.0        105.0        100.0        101.0        105.0        110.0
NASDAQ .....................      100.0        121.0        100.0        103.0        120.0        120.0

                              CERTAIN TRANSACTIONS

      On April 12, 1997 an affiliate of the Company loaned $375,000 to the Company to provide additional working capital until certain amounts became available under an amendment to the Company's bank credit facility. The loan was repaid in full with interest on April 9, 1997.

      RFE Investment Partners IV, L.P., the beneficial owner of more than five percent of the outstanding Common Stock of the Company, has certain registration rights with regard to shares of Common Stock held by it.

                             SECTION 16(A) REPORTING

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors and Executive Officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge and based solely on review of the copies of such reports furnished to the Company during the period commencing January 1, 1997 and ending December 31, 1997, its Officers, Directors and greater than 10% beneficial owners had complied with all applicable Section 16(a) filing requirements.


          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                                 AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of April 20, 1997 with respect to (i) each person known by the Company to own beneficially more than five percent of the Company's Common Stock; (ii) each of the Company's Directors and Named Executive Officers; and (iii) all Directors and Named Executive Officers as a group. Pursuant to the rules of the Commission, in calculating percentage ownership, each person is deemed to beneficially own his own shares subject to options exercisable within 60 days after April 20, 1997, but options owned by others (even if exercisable within 60 days) are deemed not to be outstanding shares.

                                                       NUMBER   PERCENT OF CLASS
                                                       ------   ----------------
      S.  Wayne Bazzle and Cheryl C. Bazzle(1).....   2,609,270       26.0
          8150 North Central Expressway
          Suite M2000
          Dallas, Texas 75206

(1) Of such shares, 1,175,000 are owned by S. Wayne Bazzle, 1,175,000 are owned by Cheryl C. bazzle and 247,000 shares are owned by the John Bradley Bazzle Trust (the "Trust"). S. Wayne Bazzle and Cheryl C. Bazzle serve as trustees of the Trust. Each of Mr. And Mrs. Bazzle disclaim beneficial ownership of the shares owned by the other and the Trust.

      RFE Investment Partners IV, L.P. ............   2,158,528       21.5
          36 Grove Street
          New Caanan, Connecticut 06840

      Joel H. Williams 2...........................      14,190         *

      Robert B. Crates3............................      16,662         *

      Jane B. Finley ..............................       1,190         *

      Michael J. Foster4 ..........................   2,158,528         *
        c/o  RFE Investment Partners IV, L.P.
                 36 Grove Street
                 New Caanan, Connecticut 06840

      All Directors and Officers as a group .......   4,799,840       47.8

                B. RATIFICATION OF THE APPOINTMENT OF AUDITORS

      The Board of Directors has appointed the firm of Arthur Andersen LLP, which has served as independent auditors of the Company since 1992, as independent auditors of the Company for the fiscal year ending December 31, 1998, and recommends ratification by the stockholders of such appointment. Such ratification requires the affirmative vote of the holders of a majority of the Common Stock of the Company entitled to vote on this matter and represented in person or by proxy at the Annual Meeting. Accordingly, under the Bylaws of the Company and in accordance with Delaware law, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved. The persons named in the accompanying proxy intend to vote for ratification of such appointment unless instructed otherwise on the proxy.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

      In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. The Board of Directors may terminate the appointment of Arthur Andersen LLP as the Company's independent auditors without the approval of the shareholders of the Company whenever the Board of Directors deems such termination necessary or appropriate. A representative of Arthur Andersen LLP is expected to attend the Annual Meeting
----------------
(2) Represents 13,750 shares issuable upon exercise of stock options and 440 shares beneficially owned through the Company's ESOP. Mr. Williams address is c/o HealthCor Holdings, Inc., 8150 N. Central Expressway, Suite M2000, Dallas, TX 75206.

(3) 8,331 of such shares are owned by Mr. Crates individually and 8,331 of such shares are owned by RBC Investment Corp., a corporation of which Mr. Crates is the sole director and a shareholder. Mr. Crates' c/o HealthCor Holdings, Inc., 8150 N. Central Expressway, Suite M2000, Dallas, TX 75206.

(4) Michael J. Foster disclaims beneficial ownership of the shares held of record by RFE Investment Partners IV, L.P., except to the extent of his partnership interest therein.

and will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

                                  ANNUAL REPORT

      The 1997 Annual Report of the Company accompanies this Proxy Statement.

                              STOCKHOLDER PROPOSALS

      Any stockholder who wishes to submit a proposal for inclusion in the proxy material and for presentation at the Company's 1999 Annual Meeting of Stockholders must forward such proposal to the Secretary of the Company at the address indicated on the second page of this proxy statement, so that the Secretary receives it no later than January 2, 1999.

      COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO HEALTHCOR HOLDINGS, INC., 8150 NORTH CENTRAL EXPRESSWAY, SUITE M-2000, DALLAS, TEXAS 75206.

      The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                                          By Order of the Board of Directors,

                                          S. Wayne Bazzle
                                          Chairman and Chief Executive Officer


April 10, 1998

                                   APPENDIX A

                             1989 STOCK OPTION PLAN

      GENERAL. The 1989 Stock Option Plan (the "1989 Incentive Plan") is currently administered by the Board of Directors of the Company (the "Board"). Subject to the express provisions of the 1989 Incentive Plan, the Board may, from time to time, determine the persons that will be granted options under the 1989 Incentive Plan, the number of shares of Common Stock subject to each option and the exercise price, and the time or times when such options shall be granted and may be exercised. The 1989 Incentive Plan provides that options granted under the 1989 Incentive Plan may be "incentive stock options" ("ISOs") as defined by the Internal Revenue Code of 1986, as amended (the "Code") or Non-Qualified Stock Options. The maximum number of shares of Common Stock available for grant under the Incentive Plan is 387,500. As of December 31, 1997, options to purchase 386,875 shares were outstanding under the Incentive Plan with a weighted average exercise price of $5.56 per share. All of the options granted to date under the Incentive Plan are exercisable over a ten year period. All shares issuable upon options issued under the 1989 Plan have been registered with the Commission on a registration statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act").

      EMPLOYEES WHO MAY PARTICIPATE IN THE 1989 INCENTIVE PLAN. All officers, employees and directors of the Company or any of its affiliates may be granted options under the 1989 Incentive Plan; however, ISO's may be granted only to full-time employees of the Company. On August 8, 1997 the registration statement on Form S-1, pursuant to which the Company registered shares of its Common Stock for sale to the public, was declared effective.

      EXERCISE. Each option granted under the 1989 Incentive Plan is exercisable at such times and under such conditions permissible under the terms of the Incentive Plan as determined by the Committee at the time the option is granted.

      Shares of Common Stock purchased upon exercise of options ("Option Shares") shall at the time of purchase be paid for in full. To the extent that the right to purchase shares has accrued under the 1989 Incentive Plan, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised, accompanied by full payment for the shares by cash, check or surrender of other shares of the Company's Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised. An option may not be exercised for a fraction of a share.

      The exercise price of options granted under the Incentive Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant. Absent a public market for the Common Stock, the Incentive Plan provides for the fair market value per share of Common Stock to be determined by the Board of Directors of the Company.

      NON-ASSIGNABILITY.   No  option  shall  be  assignable  or  transferable
otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option is exercisable only by the optionee.

      TERM.  An option may not be granted with a term exceeding ten years.

      The 1989 Incentive Plan will terminate on October 18, 1999; but the Board of Directors of the Company may terminate the 1989 Incentive Plan at any time prior thereto. Termination of the 1989 Incentive Plan shall not affect, without the consent of the optionee, any option theretofore granted under the 1989 Incentive Plan.

      TERMINATION OF RELATIONSHIP. In the event that an optionee terminates or is terminated from his relationship with the Company and its affiliates for reasons other than the optionee's death or disability, the optionee shall have the right to exercise his options at any time within ninety days (or such other period of time as is determined by the Committee at the time of grant of the option) from the date of termination to the extent the optionee was entitled to exercise the options at the date of such termination.

      In the event that an optionee's relationship with the Company (or an affiliate) is terminated because such optionee has become totally or permanently disabled within the meaning of Section 22(e)(3) of the Code, the optionee shall have the right to exercise his options at any time within six months (or such other period of time not exceeding twelve months as is determined by the Committee at the time of grant of the option) from the date of termination of his relationship due to disability, to the extent the optionee was entitled to exercise the options immediately prior to such occurrence.

      In the event an optionee dies before his relationship with the Company (or an affiliate) otherwise terminates, the optionee's estate or beneficiary shall have the right to exercise his options at any time within six months from the date of death of the optionee, but only to the extent of the right to exercise that would have accrued had the optionee continued living and remained an employee or consultant of the Company (or an affiliate) during the six month period following the date of death.

      If an optionee dies within thirty days (or such other period of time not exceeding three months as is determined by the Committee at the time of grant of the option) after the termination of his relationship with the Company (or an affiliate), the optionee's estate or beneficiary shall have the right to exercise the optionee's options at any time within six months following the date of death of the optionee.

      In the event of the proposed dissolution or liquidation of the Company, all options under the 1989 Incentive Plan will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all options under the Incentive Plan shall be assumed or equivalent options shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines in the exercise of its sole discretion and in lieu of such assumption or substitution, that the optionee shall have the right to exercise the option as to all of the option shares, including shares as to which the option would not otherwise be exercisable.

      ADJUSTMENTS TO OPTIONS. In the event of an increase or decrease in the number of outstanding shares of Common Stock as a result of a recapitalization, stock dividend or other event, which increase or decrease is effected without receipt of consideration by the Company, the number of shares for which options may be granted under the 1989 Incentive Plan, the number of shares covered by each outstanding option and the exercise price thereof shall be proportionately adjusted by the Committee, subject to any required action by the shareholders of the Company.

      AMENDMENT. The Board of Directors of the Company may, from time to time, alter, amend, suspend, or discontinue the 1989 Incentive Plan, or alter or amend any and all option agreements granted thereunder; provided, however, that no such action of the Board of Directors, without the approval of the shareholders of Company, may alter the provisions of the 1989 Incentive Plan so as to (i) increase the number of shares of Common Stock subject to the 1989 Incentive Plan (except as described above), (ii) change the designation of the class of employees or consultants eligible to be granted options under the Incentive Plan, or (iii) materially amend the 1989 Incentive Plan.

      FEDERAL INCOME TAX ASPECTS.

      The 1989 Incentive Plan is intended to qualify as an ISO plan under
Section 422 of the Code. If the 1989 Incentive Plan qualifies as such, then an employee who receives an ISO under the 1989 Incentive Plan will not be deemed to recognize income either at the time of the grant of the option or, assuming that the optionee has been an employee at all times during the period beginning on the date of the grant and ending three months prior to the date of exercise, at the time of exercise of the option. In the case of an employee who is disabled within the meaning of Section 22(e)(3) of the Code, the optionee must have been an employee at all times during the period beginning on the date of grant and ending on the date one year prior to the date of exercise. Gain or loss from the sale or exchange of stock acquired upon such exercise will generally be treated as long-term capital gain or loss, provided that such sale or exchange of the shares does not occur within either the two year period after the date of the granting of the option or the one year period after the date such shares were acquired upon exercise. Under these circumstances, no deduction will be allowable to the Company in connection with either the grant of such options or the issuance of shares upon exercise thereof.

      If a disposition (as that term is defined in Section 424(c) of the Code) of shares acquired pursuant to the exercise of an ISO is made within either the two year period after the date of granting of the option or the one year period after the date the shares were acquired (a "disqualifying disposition"), the optionee will generally recognize compensation income at the time of disposition equal to the excess of the fair market value of the shares at the time of exercise over the option price (limited to the difference between the amount realized by the employee on the sale of such shares and the exercise price). Any such compensation income recognized as described in this paragraph will increase the optionee's tax basis in his shares. If a disposition described in this paragraph occurs in a taxable transaction, any gain in excess of compensation income recognized on the disposition will be capital gain, and any loss will be capital loss. Such capital gain or loss will be long-term capital gain or loss, depending on the holding period of the shares. If an optionee recognizes compensation income as the result of a disposition as described in this paragraph, the Company will be entitled to a corresponding income tax deduction for its taxable year in which or with which ends the taxable year of the employee in which the amount of compensation income is included in such employee's gross income. The employee will be deemed to have included such compensation income in gross income if the Company satisfies in a timely manner the applicable Form W-2 or Form 1099 reporting requirements under Section 6041 or Section 6041A of the Code, whichever is applicable, and the Treasury regulations thereunder.

      Upon the exercise of an ISO, the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference subject to the alternative minimum tax provisions, unless the optionee makes a disqualifying disposition of such shares as described in the preceding paragraph.

      (b)   NON-ISOS

      In the event that options granted under the 1989 Incentive Plan do not qualify as ISOs, the employee will recognize compensation income upon the receipt of such option if the option has a readily ascertainable fair market value at the time of the grant, in the amount of the fair market value of the option. In the opinion of the Company, the presently outstanding options did not have a readily ascertainable fair market value at the time of their grant. If the non-ISOs do not have a readily ascertainable fair market value, the employee will not recognize income upon grant of the non-ISO, but will recognize compensation income upon the exercise of the non-ISO if the shares issued pursuant to such exercise are either transferable or not subject to substantial risk of forfeiture. The amount of the income will be measured by the excess, if any, of the fair market value of the shares at the time of exercise (determined without regard to any restrictions other than a restriction which, by its terms, will never lapse) over the amount paid as the exercise price of the non-ISO. If, however, the employee is subject to certain restrictions with respect to the shares received upon the exercise of the non-ISO, then the taxable income realized by the employee will be deferred and will be measured based on the fair market value of the shares at the time the restrictions lapse. Gain or loss on the subsequent sale or exchange of such shares will be capital gain or loss if the shares are a capital asset in the hands of the employee. Such capital gain or loss will be long-term capital gain or loss depending on the holding period. To the extent shares are received upon exercise of an option by a person subject to Section 16(b) of the Exchange Act, such shares will be deemed not transferable and subject to a substantial risk of forfeiture until such time as the sale of such shares at a profit would no longer subject such person to suit under Section 16(b) of the Exchange Act. An employee may elect, pursuant to
Section 83(b) of the Code, to be taxed in the taxable year in which a non-ISO is exercised on the difference between the fair market value of the Common Stock on the date of exercise and the exercise price.

      In the case of compensation income recognized by an employee as described above in connection with the exercise of an option, the Company will be entitled to a corresponding income tax deduction for its taxable year in which or with which ends the taxable year of the employee in which the amount of compensation income is included in such employee's gross income. The employee will be deemed to have included such compensation income in gross income if the Company satisfies in a timely manner the applicable Form W-2 or Form 1099 reporting requirements under Section 6041 or Section 6041A of the Code, whichever is applicable, and the Treasury regulations thereunder.

      As of April 3, 1998, the market value of the Common Stock as reported on the NASDAQ National Market was $2.00 per share.

      The following table provides information concerning options granted to certain persons or groups pursuant to the Incentive Plan.

                               1989 INCENTIVE PLAN

                                                        OPTIONS OUTSTANDING
NAME AND POSITION                                       AS OF APRIL 3, 1998
-----------------                                     ----------------------
S. Wayne Bazzle                                                      0
    Chairman of the Board
    and Chief Executive Officer

Cheryl C. Bazzle                                                     0
    President
    and Chief Operating Officer

Joel H. Williams                                                 3,750
    Vice President and Chief
    Financial Officer

All Executive Officers                                           3,750
  as a group (3 persons)

Current Non-Employee Directors                                       0
  as a group (4 persons)

                                   APPENDIX B

                          1996 LONG-TERM INCENTIVE PLAN

      1996 INCENTIVE PLAN. The Company may grant officers, directors and key employees awards with respect to shares of Common Stock under the HeatlhCor Holdings, Inc. 1996 Long-Term Incentive Plan (the "1997 Incentive Plan"). The awards under the 1996 Incentive Plan include: (i) incentive stock options qualified as such under U.S. federal tax laws, (ii) stock options that do not qualify as incentive stock options, (iii) SARs and (iv) restricted stock awards. The 1996 Incentive Plan authorizes the issuance of 237,500 shares of Common Stock pursuant to the exercise of non-transferable options granted to participating employees. As of December 31, 1997, options to purchase 6,000 shares were outstanding under the 1996 Incentive Plan with a weighted average exercise price of $9.21 per share. All of the options granted to date under the Incentive Plan are exercisable over a ten year period. All shares issuable upon options issued under the 1996 Incentive Plan have been registered with the Commission on a registration statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act").

      The 1996 Incentive Plan is administered by the Board which determines the exercise price of each option under the 1996 Incentive Plan. However, the exercise price for an incentive stock option must not be less than the fair market value of the Common Stock on the date of the grant. Stock options may be exercised as the Board determines but not later than ten years from the date of grant in the case of incentive stock options. At the discretion of the Board, holders may use shares of Common Stock to pay the exercise price, including shares issuable upon exercise of the option.

      An SAR may be awarded in connection with or separate from a stock option. An SAR is the right to receive an amount in cash or stock equal to the fair market value of a share of the Common Stock on the date of exercise less the exercise price specified in the agreement governing the SAR (for SARs not granted in connection with a stock option) or the exercise price of the related stock option (for SARs granted in connection with a stock option). An SAR granted in connection with a stock option will require the holder, upon exercise, to surrender the related stock option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered stock option, or portion thereof, will then cease to be exercisable or transferable. An SAR granted independently of a stock option will be exercisable as the Board determines. The Board may limit the amount payable upon exercise of any SAR and such amounts may be paid in cash or stock.

      A restricted stock award is a grant of shares of Common Stock that is nontransferable or subject to risk of forfeiture until specific conditions are met. The restrictions will lapse in accordance with a schedule or other conditions as the Board determines. During the restriction period, the holder of a restricted stock award may, in the Board's discretion, have certain rights as a stockholder, including the right to vote the stock subject to the award or to receive dividends thereon. Restricted stock may also be issued upon exercise or settlement of options or SARs.

      An award under the 1996 Incentive Plan may have change of control features as the Board determines. Such change of control features may provide that upon the change of control of the Company: (i) the holder of a stock option will be granted a corresponding SAR, (ii) all outstanding SARs and options will become immediately and fully vested and exercisable in full and (iii) the restriction period on any restricted stock award will be accelerated and the restrictions will expire. Outstanding options under the 1996 Incentive Plan have the provision described in the preceding clause (ii). A "change in control" of the Company means: (i) a person other than the Company, certain affiliated companies or benefit plans, or a company a majority of which is owned directly or indirectly by the stockholders of the Company becomes the beneficial owner of 50% or more of the voting power of the Company's outstanding voting securities;
(ii) a majority of the Board of Directors is not comprised of the members of the Board of Directors on June 4, 1997, and persons whose elections as directors were approved by those directors of their approved successors; (iii) the Company merges or consolidates with another corporation or entity (whether the Company or the other entity is the survivor), or the Company and the holders of the voting securities of such other corporation or entity (or the stockholders of the Company and such other corporation or entity) participate in a securities exchange, other than a merger, consolidation or securities are converted into or continue to represent securities having the majority of voting power in the surviving company; or (iv) the Company liquidates or sells all or substantially all of its assets, except sales to an entity having substantially the same ownership as the Company.

      If a restructuring of the Company occurs that does not constitute a change in control of the Company, the Board may: (I) accelerate in whole or in part the time of vesting and exercisability of any outstanding stock options and SARs, in order to permit those stock options and SARs to be exercisable before, upon, or after the completion of the restructuring; (ii) grant each option holder corresponding SARs; (iii) accelerate in whole or in part the expiration of some or all of the restrictions on any restricted stock award; (iv) if the restructuring involves a transaction in which the Company is not the surviving entity, cause the surviving entity to assume in whole or in part any one or more of the outstanding awards under the 1996 Incentive Plan upon such terms and provisions as the Board deems desirable; or (v) redeem in whole or in part any one or more of the outstanding awards (whether or not then exercisable) in consideration of a cash payment, adjusted for withholding obligations. A restructuring generally is any merger of the Company or the direct or indirect transfer of all or substantially all of the Company's assets (whether by sale, merger, consolidation, liquidation, or otherwise) in one transaction or a series of transactions.

      The options granted in 1997 under the 1996 Incentive Plan to executive officers automatically vest upon a change in control, termination of their employment with the Company by the Company without cause or termination of their employment with the Company by the officer for good reason.

      TERMINATION OF RELATIONSHIP. In the event that an optionee terminates or is terminated from his relationship with the Company and its affiliates for reasons other than the optionee's death or disability, the optionee shall have the right to exercise his options at any time within thirty days (or such other period of time not exceeding three months as is determined by the Committee at the time of grant of the option) from the date of termination to the extent the optionee was entitled to exercise the options at the date of such termination.

      In the event that an optionee's relationship with the Company (or an affiliate) is terminated because such optionee has become totally or permanently disabled within the meaning of Section 22(e)(3) of the Code, the optionee shall have the right to exercise his options at any time within six months (or such other period of time not exceeding twelve months as is determined by the Committee at the time of grant of the option) from the date of termination of his relationship due to disability, to the extent the optionee was entitled to exercise the options immediately prior to such occurrence.

      In the event an optionee dies before his relationship with the Company (or an affiliate) otherwise terminates, the optionee's estate or beneficiary shall have the right to exercise his options at any time within six months from the date of death of the optionee, but only to the extent of the right to exercise that would have accrued had the optionee continued living and remained an employee of the Company (or an affiliate) during the six month period following the date of death.

      If an optionee dies within thirty days (or such other period of time not exceeding three months as is determined by the Committee at the time of grant of the option) after the termination of his relationship with the Company (or an affiliate), the optionee's estate or beneficiary shall have the right to exercise the optionee's options at any time within six months following the date of death of the optionee.

      ADJUSTMENTS TO OPTIONS. In the event of an increase or decrease in the number of outstanding shares of Common Stock as a result of a recapitalization, stock dividend or other event, which increase or decrease is effected without receipt of consideration by the Company, the number of shares for which options may be granted under the 1997 Plan, the number of shares covered by each outstanding option and the exercise price thereof shall be proportionately adjusted by the Committee, subject to any required action by the shareholders of the Company.

      In the event of the proposed dissolution or liquidation of the Company, all options under the 1997 Plan will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all options under the 1997 Plan shall be assumed or equivalent options shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines in the exercise of its sole discretion and in lieu of such assumption or substitution, that the optionee shall have the right to exercise the option as to all of the option shares, including shares as to which the option would not otherwise be exercisable.

      AMENDMENT. The Board of Directors of the Company may, from time to time, alter, amend, suspend, or discontinue the 1997 Plan, or alter or amend any and all option agreements granted thereunder; provided, however, that no such action of the Board of Directors, without the approval of the shareholders of Company, may alter the provisions of the 1997 Plan so as to (i) increase the number of shares of Common Stock subject to the 1997 Plan (except as described above),
(ii) change the designation of the class of key employees eligible to be granted options under the 1997 Plan, or (iii) materially amend the 1997 Plan.

      FEDERAL INCOME TAX ASPECTS.

      (a)   ISOS

      The 1997 Plan is intended to qualify as an ISO plan under Section 422 of the Code. If the 1997 Plan qualifies as such, then an employee who receives an ISO under the 1997 Plan will not be deemed to recognize income either at the time of the grant of the option or, assuming that the optionee has been an employee at all times during the period beginning on the date of the grant and ending three months prior to the date of exercise, at the time of exercise of the option. In the case of an employee who is disabled within the meaning of
Section 22(e)(3) of the Code, the optionee must have been an employee at all times during the period beginning on the date of grant and ending on the date one year prior to the date of exercise. Gain or loss from the sale or exchange of stock acquired upon such exercise will generally be treated as long-term capital gain or loss, provided that such sale or exchange of the shares does not occur within either the two year period after the date of the granting of the option or the one year period after the date such shares were acquired upon exercise. Under these circumstances, no deduction will be allowable to the Company in connection with either the grant of such options or the issuance of shares upon exercise thereof.

      If a disposition (as that term is defined in Section 424(c) of the Code) of shares acquired pursuant to the exercise of an ISO is made within either the two year period after the date of granting of the option or the one year period after the date the shares were acquired (a "disqualifying disposition"), the optionee will generally recognize compensation income at the time of disposition equal to the excess of the fair market value of the shares at the time of exercise over the option price (limited to the difference between the amount realized by the employee on the sale of such shares and the exercise price). Any such compensation income recognized as described in this paragraph will increase the optionee's tax basis in his shares. If a disposition described in this paragraph occurs in a taxable transaction, any gain in excess of compensation income recognized on the disposition will be capital gain, and any loss will be capital loss. Such capital gain or loss will be long-term capital gain or loss, depending on the holding period. If an optionee recognizes compensation income as the result of a disposition as described in this paragraph, the Company will be entitled to a corresponding income tax deduction for its taxable year in which or with which ends the taxable year of the employee in which the amount of compensation income is included in such employee's gross income. The employee will be deemed to have included such compensation income in gross income if the Company satisfies in a timely manner the applicable Form W-2 or Form 1099 reporting requirements under Section 6041 or Section 6041A of the Code, whichever is applicable, and the Treasury regulations thereunder.

      Upon the exercise of an ISO, the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference subject to the alternative minimum tax provisions, unless the optionee makes a disqualifying disposition of such shares as described in the preceding paragraph.

      (b)   NON-ISOS

      In the event that options granted under the 1997 Plan do not qualify as ISOs, the employee will recognize compensation income upon the receipt of such option if the option has a readily ascertainable fair market value at the time of the grant, in the amount of the fair market value of the option. In the opinion of the Company, the presently outstanding options did not have a readily ascertainable fair market value at the time of their grant. If the non-ISOs do not have a readily ascertainable fair market value, the employee will not recognize income upon grant of the non-ISO, but will recognize compensation income upon the exercise of the non-ISO if the shares issued pursuant to such exercise are either transferable or not subject to substantial risk of forfeiture. The amount of the income will be measured by the excess, if any, of the fair market value of the shares at the time of exercise (determined without regard to any restrictions other than a restriction which, by its terms, will never lapse) over the amount paid as the exercise price of the non-ISO. If, however, the employee is subject to certain restrictions with respect to the shares received upon the exercise of the non-ISO, then the taxable income realized by the employee will be deferred and will be measured based on the fair market value of the shares at the time the restrictions lapse. Gain or loss on the subsequent sale or exchange of such shares will be capital gain or loss if the shares are a capital asset in the hands of the employee. Such capital gain or loss will be long-term capital gain or loss, depending on the holding period. To the extent shares are received upon exercise of an option by a person subject to Section 16(b) of the Exchange Act, such shares will be deemed not transferable and subject to a substantial risk of forfeiture until such time as the sale of such shares at a profit would no longer subject such person to suit under Section 16(b) of the Exchange Act. An employee may elect, pursuant to
Section 83(b) of the Code, to be taxed in the taxable year in which a non-ISO is exercised on the difference between the fair market value of the Common Stock on the date of exercise and the exercise price.

      In the case of compensation income recognized by an employee as described above in connection with the exercise of an option, the Company will be entitled to a corresponding income tax deduction for its taxable year in which or with which ends the taxable year of the employee in which the amount of compensation income is included in such employee's gross income. The employee will be deemed to have included such compensation income in gross income if the Company satisfies in a timely manner the applicable Form W-2 or Form 1099 reporting requirements under Section 6041 or Section 6041A of the Code, whichever is applicable, and the Treasury regulations thereunder.

      As of April 3, 1998, the market value of the Common Stock as reported on the NASDAQ National Market was $2.00 per share.

      The following table provides information concerning options granted to certain persons or groups pursuant to the 1997 Plan.

              1997 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN


                                                         Options Outstanding
NAME AND POSITION                                       AS OF APRIL 16, 1997
-----------------                                     ----------------------
S. Wayne Bazzle                                                      0
    Chairman of the Board
    and Chief Executive Officer

Cheryl C. Bazzle                                                     0
    President
    and Chief Operating Officer

Joel H. Williams                                                10,000
    Vice President and Chief
    Financial Officer

All Executive Officers                                               0
as a  group (3 persons)

Current Non-Employee Directors                                   7,000(6)
as a group (4 persons)
--------
(6)Represents shares held by Jane B. Finley

                                 [Front of Card]

                            HEALTHCOR HOLDINGS, INC.
                   8150 North Central Expressway, Suite M-2000
                               Dallas, Texas 75206

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY

         The undersigned, hereby revoking all prior proxies, hereby appoints Cheryl C. Bazzle and S. Wayne Bazzle, jointly and severally, with full power to act alone, as my true and lawful attorneys-in-fact, agents and proxies, with full and several power of substitution to each, to vote all the shares of Common Stock of HealthCor Holdings, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of HealthCor Holdings, Inc. to be held on June 4, 1998 and at any adjournments and postponements thereof. The above-named proxies are hereby instructed to vote as shown on the reverse side of this card.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN, BUT WHERE NO DIRECTION IS GIVEN IT WILL BE VOTED "FOR" PROPOSAL 1, 2 AND 3 IN THE MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

COMMENTS/ADDRESS CHANGE:   PLEASE MARK COMMENT/ADDRESS CHANGE ON REVERSE SIDE

                   (Continued and to be signed on other side)
--------------------------------------------------------------------------------
FOLD AND DETACH HERE

                                 [Back of Card]

                                                              Please mark    [x]
                                                                      your votes
                                                                    as indicated
                                                                in this example.

1. ELECTION OF DIRECTORS for the Item set forth in the accompanying proxy statement.

FOR all          WITHHOLD          S. Wayne Bazzle, Cheryl C. Bazzle,
nominees         AUTHORITY         Robert B. Crates, Jane B. Finley, Michael J.
listed to     to vote for all      Foster
the right     nominees listed      WITHHELD FOR:  (To withhold authority
              to the right         to vote for any individual nominee, write the
                                   nominee's name in the space provided below.)
[   ]             [   ]            -------------------------------------

2. Ratification of Arthur Andersen LLP to serve as the Company's independent public accountants for 1998.

     YES [   ]             NO [   ]

2. In their discretion, upon such           The undersigned (s) acknowledges
   other business as may properly           receipt of the Notice of 1998 Annual
   before the meeting.                      Meeting of come Stockholders and
                                            proxy statement each dated
                                            April 28, 1998.

                                            Please date this proxy and sign your
                                            name exactly as it appears hereon.
                                            If there is more than one owner,
                                            each should sign. When signing as an
                                            agent, attorney, administrator,
                                            guardian or trustee, please indicate
                                            your title as such. If executed by a
                                            corporation this proxy should be
                                            signed in the corporate name by an
                                            authorized officer who should
                                            indicate a title.

                                            PLEASE DATE, SIGN AND RETURN THIS
                                            PROXY PROMPTLY IN THE ENCLOSED
                                            ENVELOPE.

                                            ------------------------------------
                                            Date

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Signature if held jointly